Exhibit 10.1

AMENDMENT NO. 6

TO

CREDIT AGREEMENT

This AMENDMENT NO. 6 to CREDIT AGREEMENT, dated as of May 13, 2009 (this “Amendment”), is entered into among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (the “U.S. Borrower”), each other Loan Party and CITICORP NORTH AMERICA, INC., a Delaware corporation, in its capacity as administrative agent for the Lenders and as agent for the Secured Parties (in such capacity, the “Administrative Agent”), and amends the Credit Agreement dated as of November 4, 2003 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among Holdings, the U.S. Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent, Bank of America, N.A., as Documentation Agent, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Co-Syndication Agents and Citigroup Global Markets Inc. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the U.S. Borrower has requested that the Lenders amend the Credit Agreement to effect the changes described below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement

(a) The following definitions are added to Section 1.01 of the Credit Agreement in proper alphabetical order:

“2009 Credit Facility” shall mean the Credit Facility dated as of May 13, 2009 among Holdings, the U.S. Borrower, certain subsidiaries of the U.S. Borrower, the financial institutions named therein and Bank of America, N.A., as Administrative Agent and Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“2009 Credit Facility Documents” shall mean the 2009 Credit Facility and the 2009 Credit Facility Security Documents.

“2009 Credit Facility Obligations” shall mean all advances to, and debts, liabilities, obligations, covenants and duties arising under any 2009 Credit Facility Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“2009 Credit Facility Security Documents” shall mean each of the security agreements, mortgages and other security instruments and documents executed and delivered in connection with the 2009 Credit Facility.

“2009 Term Loan Amount” shall mean the principal amount of term loans borrowed by the U.S. Borrower on the Amendment No. 6 Effective Date under the 2009 Credit Facility in an amount not to exceed $750.0 million.

“Amendment No. 6 Effective Date” shall mean May 13, 2009, the date of effectiveness of Amendment No. 6 to this Agreement in accordance with the terms thereof.

“New Senior Notes” shall mean unsecured senior notes issued by the U.S. Borrower, (a) the terms of which do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to the Tranche B Maturity Date (other than customary offers to repurchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default), (b) the covenants, events of default, guarantees and other terms of which (other than interest rate including in the form of original issue discount and redemption premiums), taken as a whole, are not more restrictive in any material respect to the Loan Parties than those in this Agreement, and (c) of which no Subsidiary of Holdings (other than the U.S. Borrower or a Domestic Subsidiary Loan Party) is an obligor; and any notes issued by the U.S. Borrower in exchange for, and as contemplated by, the New Senior Notes and any related registration rights agreement with substantially identical terms as the New Senior Notes.

“Parent” shall mean Nalco Holding Company, a Delaware corporation.

“Pari Passu Intercreditor Agreement” shall mean the intercreditor agreement dated as of the Amendment No. 6 Effective Date by and between the Collateral Agent and the collateral agent under the 2009 Credit Facility in the form of Exhibit A to Amendment No. 6, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“U.S. Collateral” shall mean all property pledged or purported to be pledged pursuant to the U.S. Collateral Agreement and U.S. Mortgages.

(b) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of Material Indebtedness and replacing it in its entirety with the following:

“Material Indebtedness” shall mean (i) Indebtedness (other than Loans) of any one or more of Holdings or any Subsidiary in an aggregate outstanding principal amount exceeding $25.0 million and (ii) Indebtedness under the 2009 Credit Facility.

(c) Section 2.22 of the Credit Agreement shall be deleted and replaced in its entirety with “[Reserved]”.

(d) Section 5.04 of the Credit Agreement is hereby amended by adding the following paragraph at the end of such Section:

“Notwithstanding the foregoing, the obligations in clauses (a) and (b) of this Section 5.04 may be satisfied with respect to financial information of Holdings and the Subsidiaries by furnishing (A) the applicable financial statements of Parent together with the other information required by Section 5.04(a) and (b), as applicable, or (B) Parent’s Form 10-K or 10-Q, as applicable, filed with the SEC (to the extent such Annual Report or Quarterly Report, as applicable, includes such applicable financial statements of Parent and otherwise includes the information required by Section 5.04(a) and (b), as applicable); provided that, with respect to each of subclauses (A) and (B) of this paragraph, Parent’s information is accompanied by information that explains in reasonable detail the differences between the information relating to Parent, on the one hand, and the information relating to Holdings and the Subsidiaries on a standalone basis, on the other hand.”

(e) Section 6.01 of the Credit Agreement is hereby amended by:

(i) deleting the period at the end of clause (u) of such section and replacing it with a semi-colon;

(ii) adding the following clauses (v) and (w) immediately after clause (u) of such Section:

“(v) Indebtedness of the U.S. Borrower, Holdings and any Subsidiary pursuant to the 2009 Credit Facility (and any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness) in an aggregate principal amount not to exceed $250,000,000 at any time outstanding plus the 2009 Term Loan Amount (in the case of the 2009 Term Loan Amount so long as all the net cash proceeds thereof are substantially simultaneously used to either (i) prepay Term Loans pursuant to Section 2.11(a) or (ii) repay, repurchase or redeem Senior Notes);

(w) Indebtedness of the U.S. Borrower pursuant to the New Senior Notes issued on the Amendment No. 6 Effective Date so long as all the net cash proceeds thereof in excess of $33.0 million are substantially simultaneously applied to either (i) prepay Tranche B Loans in accordance with Section 2.11(a) or (ii) repay, repurchase or redeem Senior Notes, and any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness; and”

(iii) re-numbering clause (v) of such Section as clause (x) and deleting the reference to “(u)” in such clause (v) and replacing it with “(w)”.

(f) Section 6.02 of the Credit Agreement is hereby amended by:

(i) deleting the word “and” at the end of clause (v) of such Section;

(ii) deleting the period at the end of clause (w) of such Section and replacing it with “; and”; and

(iii) adding the following clause (x) immediately following clause (w) of such Section:

“(x) Liens arising under the 2009 Credit Security Documents securing the 2009 Credit Facility Obligations; provided that, with respect to the U.S. Collateral, the Collateral Agent and the collateral agent under the 2009 Credit Facility have executed and delivered the Pari Passu Intercreditor Agreement.”

(g) Section 6.02 of the Credit Agreement is hereby amended by deleting the final paragraph and replacing it in its entirety with the following:

“Notwithstanding the foregoing, no Liens shall be permitted to exist, directly or indirectly, on Pledged Collateral, other than (i) Liens in favor of the Collateral Agent and (ii) Liens permitted by Section 6.02(d), (e), (q) or (x).”

(h) Section 6.08(a)(ii)(ii) of the Credit Agreement is hereby amended by adding “the 2009 Credit Facility Documents, the documents governing the New Senior Notes,” immediately after the words “the Loan Documents,”.

(i) Section 6.09(b)(i) of the Credit Agreement is hereby amended by adding, at the end of such Section immediately after the word “thereof”:

“provided that, Borrower shall be permitted to repay, redeem or repurchase the Senior Notes with the net cash proceeds of the 2009 Term Loan Amount and the New Senior Notes, in each case, incurred on the Amendment No. 6 Effective Date”

(j) Section 6.09(c) of the Credit Agreement is hereby amended by:

(i) deleting the word “or” at the end of clause (J) of such Section;

(ii) deleting the period at the end of clause (K) of such Section and replacing it with a semi-colon; and

(iii) adding the following clauses (L) and (M) immediately following clause (K) of such Section:

“(L) contractual encumbrances or restrictions under (x) the 2009 Credit Facility Documents or (y) any agreements related to any permitted renewal, extension or refinancing of the 2009 Credit Facility that does not expand the scope of any such encumbrance or restriction; or

(M) contractual encumbrances or restrictions under (x) the documents governing the New Senior Notes or (y) any agreements related to any permitted renewal, extension or refinancing of the New Senior Notes that does not expand the scope of any such encumbrance or restriction.”

(k) Section 6.14 of the Credit Agreement is hereby amended by adding “the 2009 Credit Facility Documents, “ before the word “Agreement” in the parenthetical.

(l) The following Section 9.20 is hereby added to the Credit Agreement:

“Section 9.20. Intercreditor Agreement. The Loan Parties and the Secured Parties acknowledge that the exercise of certain of the Collateral Agent’s rights and remedies hereunder may be subject to, and restricted by, the provisions of the Pari Passu Intercreditor Agreement. In the event of any conflict between this Agreement and the Pari Passu Intercreditor Agreement, the Pari Passu Intercreditor Agreement shall govern.”

Section 2. Amendment to the U.S. Guarantee and Collateral Agreement.

(a) Section 4.01(a) is hereby amended by adding “(collectively the “Excluded Assets”)” immediately before clause (a) of the final paragraph of such Section.

(b) The following Section 7.18 is hereby added to the Security Agreement:

“Section 7.18. Intercreditor Agreement. The Loan Parties and the Secured Parties acknowledge that the exercise of certain of the Collateral Agent’s rights and remedies hereunder may be subject to, and restricted by, the provisions of the Pari Passu Intercreditor Agreement. In the event of any conflict between this Agreement and the Pari Passu Intercreditor Agreement, the Pari Passu Intercreditor Agreement shall govern.”

Section 3. Consent. The Pari Passu Intercreditor Agreement is hereby approved by the Required Lenders (after giving effect to the termination and prepayment described in Sections 4(d) and 4(e) below) and the Collateral Agent is hereby authorized to enter into the Pari Passu Intercreditor Agreement on behalf of the Lenders.

Section 4. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 6 Effective Date”):

(a) Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by Holdings, the U.S. Borrower, the Administrative Agent and the Required Lenders (after giving effect to the termination of the Revolving Facility Commitments and the repayment of Loans required by this Section 4);

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in all respects to the Administrative Agent;

(c) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

(d) Termination of Revolving Facility. All Revolving Facility Loans and accrued interest, fees and any other amounts thereon then due shall have been prepaid in full, and the Revolving Facility and all Revolving Facility Commitments shall have been terminated , substantially simultaneously with the effectiveness of this Amendment and the incurrence of the New Senior Notes and the execution and delivery of the 2009 Credit Facility, in accordance with Section 2.08(b) of the Credit Agreement;

(e) Prepayment of Tranche A Term Loans. All Tranche A Term Loans plus any accrued and unpaid interest, fees and any other amounts thereon then due shall be paid in full substantially simultaneously with the effectiveness of this Amendment and the incurrence of the New Senior Notes and the execution and delivery of the 2009 Credit Facility.

(f) Incurrence of New Financing. The U.S. Borrower shall have incurred Indebtedness generating net cash proceeds of either (i) at least $500.0 million from the incurrence of New Senior Notes, and such proceeds are used to prepay at least $450.0 million in principal amount of the outstanding Tranche B Term Loans plus any accrued and unpaid interest in accordance with Section 2.11(a) of the Credit Agreement or (ii) at least $750.0 million in aggregate from the incurrence of New Senior Notes and term loans under the 2009 Credit Facility and such proceeds are used to prepay at least $720.0 million outstanding Tranche B Term Loans plus any accrued and unpaid interest in accordance with Section 2.11(a) of the Credit Agreement, in each case, substantially simultaneously with the effectiveness of this Amendment;

(g) Pari Passu Intercreditor Agreement. The Pari Passu Intercreditor Agreement shall have been executed by the Collateral Agent and the collateral agent under the 2009 Credit Facility and shall have been delivered to the Administrative Agent substantially simultaneously with the effectiveness of this Amendment and the incurrence of the New Senior Notes and the execution and delivery of the 2009 Credit Facility;

(h) 2009 Credit Facility. The 2009 Credit Facility shall have been executed by Holdings, the U.S. Borrower, the subsidiaries of the U.S. Borrower party thereto, the financial institutions named therein and Bank of America, N.A., as administrative agent and collateral agent and shall have been delivered to the Administrative Agent substantially simultaneously with the effectiveness of this Amendment and the incurrence of the New Senior Notes;

(i) Fees. The U.S. Borrower shall have paid (i) all reasonable out-of-pocket costs and expenses of the Administrative Agent pursuant to Section 7 below and Section 9.05 of the Credit Agreement (including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent), to the extent so demanded by the Administrative Agent on or prior to the date hereof (without limitation or prejudice to the right of the Administrative Agent to make any future demand) and (ii) fees to and reasonable out-of-pocket expenses of Deutsche Bank Securities Inc., as Lead Arranger (the “Lead Arranger”), including, without limitation, the reasonable fees and expenses of counsel to the Lead Arranger);

(j) Mortgages. The Administrative Agent shall have received any and all documents, each in form and substance reasonably satisfactory to the Administrative Agent, as it may reasonably request to reflect of record the pari passu nature of the Liens on the Mortgaged Properties granted in favor of the agent under the 2009 Credit Facility with the Liens granted to the Collateral Agent under the U.S. Mortgages; and

(k) Legal Opinion. The Administrative Agent shall have received, on behalf of itself, the Collateral Agent and the Lenders, a favorable written opinion of Simpson Thacher & Bartlett LLP, special counsel for Holdings and the U.S. Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

Section 5. Representations and Warranties

On and as of the Amendment No. 6 Effective Date, after giving effect to this Amendment, the U.S. Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the U.S. Borrower and Holdings and constitutes the legal, valid and binding obligations of the U.S. Borrower and Holdings enforceable against the U.S. Borrower and Holdings in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the U.S. Borrower and Holdings enforceable against the U.S. Borrower and Holdings in accordance with its terms;

(b) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the Amendment No. 6 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(c) no Default or Event of Default has occurred and is continuing.

Section 6. Affirmation of Obligations. The undersigned hereby (i) expressly acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by the undersigned and (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.

Section 7. Fees and Expenses

The U.S. Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.05 (Costs and Expenses) of the Credit Agreement all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

Section 8. Reference to the Effect on the Loan Documents

(a) As of the Amendment No. 6 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 6 Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the U.S. Borrower, Lead Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 9. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10. Governing Law

This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

Section 11. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 12. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 13. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 14. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 15. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

NALCO HOLDINGS LLC

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

NALCO COMPANY, as the U.S. Borrower

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

ADX CORP.

By:	/s/ K. Thomas Kodiak
	Name:	K. Thomas Kodiak
	Title:	President

BOARD CHEMISTRY INCORPORATED

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

CALGON LLC

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

MOBOTEC AB, INC

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

NALCO CROSSBOW WATER LLC

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

NALCO DELAWARE COMPANY

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

NALCO FT, INC.

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

NALCO INDUSTRIAL OUTSOURCING COMPANY

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

NALCO IP HOLDER LLC

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Manager

NALCO ONE SOURCE LLC

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

NALCO PWS, INC.

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

NALCO RESOURCES INVESTMENT COMPANY

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

NALCO TWO, INC.

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Secretary

NALCO LEASING CORPORATION

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

NALGREEN, INC.

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

NALTECH, INC.

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

NALCO COMPANY LLC

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

NALCO ENERGY SERVICES MIDDLE EAST HOLDINGS, INC.

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

NALCO GLOBAL HOLDINGS LLC

By:	/s/ Michael P. Murrary
	Name:	Michael P. Murrary
	Title:	Manager

NALCO INTERNATIONAL HOLDINGS LLC

By:	/s/ Michael P. Murrary
	Name:	Michael P. Murrary
	Title:	Manager

NALCO ENERGY SERVICES EQUATORIAL GUINEA LLC

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

ONES WEST AFRICA LLC

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

PURE-CHEM PRODUCTS COMPANY, INC.

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

VISCO PRODUCTS COMPANY

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

CITICORP NORTH AMERICA, INC.,
as Administrative Agent and Collateral Agent

By:	/s/ Joronne Jeter
	Name:	Joronne Jeter
	Title:	Vice President